UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OFS Capital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OFS CAPITAL CORPORATION
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000
THE SPECIAL MEETING DATE IS FAST APPROACHING
PLEASE VOTE YOUR PROXY TODAY
May 17, 2022
Dear Stockholder:
According to our latest records, we have not received your voting instructions for the Special Meeting of Stockholders of OFS Capital Corporation to be held on Wednesday, June 8, 2022. Copies of the proxy materials can be found online at https://ir.ofscapitalcorp.com/financial-information/sec-filings.
Your vote is extremely important, no matter how many shares you hold. Please vote your shares today so the Company may avoid additional solicitation expenses and potential delays.
For the reasons set forth in the proxy statement, dated April 27, 2022, the Board of Directors, including the Independent Directors, unanimously recommends that you vote “FOR” the Proposal. Please vote via the internet or by phone as soon as possible, or alternatively, please sign, date, and return the enclosed voting instruction form (see the instructions below).
If you need assistance voting your OFS Capital Corporation shares, please call D.F. King toll-free at (866) 416-0553. On behalf of your Board of Directors, we thank you for your ongoing support of, and continued interest in, OFS Capital Corporation.
Sincerely yours,
Bilal Rashid
Chairman of the Board of Directors and Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:
1.Internet: Have the control number listed on the enclosed voting instruction form ready and follow the online instructions at www.proxyvote.com.
2. Telephone: Have the control number listed on the enclosed voting instruction form ready and call (800) 454-8683.
3. Mail: Sign, date, mark and return the enclosed voting instruction form in the postage-paid return envelope provided.

Form of Email to Unvoted Registered Shares
(to be personalized with shareholder info)
Subject: Time Sensitive – OFS Capital Corporation Proxy Voting Instructions
Dear___________,
According to our latest records, we have not received your voting instructions for the Special Meeting of Stockholders of OFS Capital Corporation to be held on Wednesday, June 8, 2022. Copies of the proxy materials can be found online at https://ir.ofscapitalcorp.com/financial-information/sec-filings. Your vote is extremely important, no matter how many shares you hold. Please vote your shares today so the Company may avoid additional solicitation expenses and potential delays.
For the reasons set forth in the proxy statement, dated April 27, 2022, the Board of Directors, including the Independent Directors, unanimously recommends that you vote “FOR” the Proposal.
Please vote your shares online at www.proxyvote.com or by telephone by calling (800) 454-8683 as soon as possible. To vote, you will need the control number listed on your proxy card.
If you do not have a copy of your proxy card, you may vote your shares by calling our proxy solicitor, DF King, toll-free at (866) 416-0553. One of their representatives can take your vote over the phone.
Thank you for your ongoing support of, and continued interest in, OFS Capital Corporation.

Form of Follow Up Email to Unvoted Registered Shares
(to be personalized with shareholder info)
Subject: Time Sensitive – OFS Capital Corporation Proxy Voting Instructions
Dear___________,
We were just following up on our email below as our records show that you have not yet voted your OFS Capital Corporation shares.
Please vote your shares online at www.proxyvote.com or by telephone by calling (800) 454-8683 as soon as possible. To vote, you will need the control number listed on your proxy card.
If you do not have a copy of your proxy card, you may vote your shares by calling our proxy solicitor, DF King, toll-free at (866) 416-0553. One of their representatives can take your vote over the phone.
Thank you for your ongoing support of, and continued interest in, OFS Capital Corporation.